Provisions	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Provisions	Provisions:

	Restructuring	Warranty	Onerous	Contingent	Legal
Balance	provision	provision	contracts	consideration	provision	Total
At January 1, 2023	$137	$11,327	$4,400	$2,078	$2,968	$20,910
Provisions made during year	1,459	7,210	2,600	—	—	11,269
Provisions used/paid during year	(1,176)	(2,652)	—	(2,000)	(2,968)	(8,796)
Provisions reversed/expired during year	—	(910)	(700)	—	—	(1,610)
Effect of movements in exchange rates	2	22	—	—	—	24
At December 31, 2023	422	14,997	6,300	78	—	21,797
Provisions made during year	14,706	6,364	3,855	—	—	24,925
Provisions used/paid during year	(6,849)	(4,369)	—	(100)	—	(11,318)
Provisions reversed/expired during year	—	(4,182)	(713)	—	—	(4,895)
Effect of movements in exchange rates	(226)	84	18	22	—	(102)
At December 31, 2024	$8,053	$12,894	$9,460	$—	$—	$30,407
Restructuring provision
During the year ended December 31, 2024, the Corporation incurred $14,706,000 in restructuring expenses initially in provisions and other current liabilities, related primarily to a global corporate restructuring initiated in September 2024 consisting of cost reduction measures including a reduction in workforce, a rationalization of products and product development activities, and a reduction or cancellation of certain capital projects. Restructuring expenses include personnel severance costs, inventory impairment charges related to product rationalization, contract exit and modification costs, grant adjustment charges, and legal and advisory costs, net of any expected recoveries. This provision will be adjusted as actual costs are incurred each quarter.

Restructuring expenses are recognized in other operating expense (note 24). As of December 31, 2024, restructuring costs totalling $8,053,000 (2023 - $422,000) remain accrued.
Warranty provision
The Corporation recorded warranty provisions of $6,364,000 (2023 - $7,210,000), comprised of $6,304,000 (2023 - $5,916,000) related to new product sales and $60,000 (2023 - $1,294,000) related to upward warranty adjustments. This was offset by warranty expenditures of $4,369,000 (2023 - $2,652,000) and downward warranty adjustments of $4,182,000 (2023 - $910,000), due primarily to contractual expirations and changes in estimated and actual costs to repair. As of December 31, 2024, total warranty provision of $12,894,000 (2023 - $14,997,000) has been accrued in provisions and other current liabilities.
Onerous Contracts
Upon completion of a review of the Corporation's "open" contracts as of December 31, 2024, total onerous contract costs of $9,460,000 (2023 - $6,300,000) have been accrued in provisions and other current liabilities.
The Corporation will continue to review open contracts on a quarterly basis to determine if any ongoing or new contracts become onerous, and if any of the underlying conditions or assumptions change which would require an adjustment to the accrued provision.
Contingent Consideration
As part of the post-acquisition restructuring of operations at Ballard Motive Solutions in the UK in 2022 (note 26), there was a change in estimate in the fair value of contingent consideration due to changes in expectation of achieving milestones. The contingent consideration has now been fully paid and thus has a remaining balance of $nil (2023 - $78,000).
During the year ended December 31, 2024, cash payments of $100,000 (2023 - $2,000,000) were made by the Corporation upon successful achievement of certain performance milestones.